Filed pursuant to Rule 497(e)
Registration Nos. 333-258722 and 811-23725

Valkyrie ETF Trust II
(the “Trust”)

CoinShares Valkyrie Bitcoin and Ether Strategy ETF
(the “Fund”)
July 14, 2025

Supplement To the Fund’s Summary Prospectus, Prospectus and Statement of
Additional Information
Dated January 31, 2025

IMPORTANT NOTICE REGARDING CHANGES TO THE FUND’S NAME AND PRINCIPAL INVESTMENT STRATEGY

CoinShares Valkyrie Bitcoin and Ether Strategy ETF. The Board of Trustees of the Trust considered and approved a change to the name of the Fund. Effective on or about July 15, 2025 (the “Effective Date”), the Fund’s name will change to the “CoinShares Bitcoin and Ether ETF.”

Principal Investment Strategy. The Board of Trustees of the Trust considered and approved a change to the Principal Investment Strategy of the Fund. As of the Effective Date, the first two paragraphs of the Fund’s Principal Investment Strategy are deleted in their entirety and replaced with the following:

“The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing all or substantially all of its assets in exchange-traded futures contracts on bitcoin and ether (collectively, “Bitcoin and Ether Futures Contracts”) and “Collateral Investments” (as defined below) (together with Bitcoin and Ether Futures Contracts, “Bitcoin- and Ether-Linked Investments”). The Fund’s investment in Bitcoin and Ether Futures Contracts will be approximately equally weighted as of the rebalance date and will be rebalanced on a monthly basis, provided that during rebalancing periods or while taking temporary defensive positions, the Fund may be over- or under-weight with respect to one or another type of Bitcoin and Ether Futures Contract. The Fund does not directly invest in bitcoin or ether. Rather, the Fund seeks to benefit from increases in prices to Bitcoin and Ether Futures Contracts.

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in Bitcoin and Ether Futures Contracts. For purposes of this investment test, derivative contracts (such as Bitcoin and Ether Futures Contracts) will be valued using their notional value. The Fund invests indirectly, via a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”), in standardized, cash-settled futures contracts on Bitcoin- and Ether-Linked investments.”

Please Retain This Supplement for Future Reference.